U.S. Securities and Exchange Commission

Washington, D.C.  20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 7, 2003

Commission file number 1-12793

STARTEK, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	84-1370538
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

100 Garfield Street, Denver, Colorado 80206
(Address of principal executive offices, Zip Code)

(303) 361-6000
(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

ITEM 7.                                                     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(C)                                          Exhibits

Exhibit No.	Description
99.1	Press Release dated May 7, 2003

ITEM 9.                                                     REGULATION FD DISCLOSURE

Pursuant to Regulation FD, StarTek, Inc. is filing this 8-K, attaching its press release dated May 7, 2003 regarding first quarter results of operations for 2003.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STARTEK, INC.

Date: May 7, 2003	By:	/s/ David I. Rosenthal
David I. Rosenthal Executive Vice President, Chief Financial Officer, Secretary, and Treasurer